


                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                  Date of Report (Date of earliest event reported):
                            June 30, 1998 (June 25, 1998)


                            ATC Communications Group, Inc.
                            ------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                 000-14315                  75-2050538
          --------                 ---------                  ----------
      (STATE OR OTHER       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      JURISDICTION OF                                    IDENTIFICATION NO.)
       INCORPORATION)

                           5950 Berkshire Lane, Suite 1650
                                 Dallas, Texas  75225
                                 --------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                 Registrant's telephone number, including area code:
                                    (214) 361-9870


                                          1

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ITEM 5.   OTHER EVENTS.

     On June 29, 1998, ATC Communications Group, Inc. issued the news release attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS

    99.1  News Release issued by ATC Communications Group, Inc. dated June
          29, 1998.



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  June 29, 1998                   ATC COMMUNICATIONS GROUP, INC.


                                             By:  /s/ Matthew S. Waller
                                                ---------------------------
                                                  Matthew S. Waller
                                                  CHIEF FINANCIAL OFFICER


                                       2


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                                  INDEX TO EXHIBITS
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
EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
     99.1           News Release issued by ATC Communications Group, Inc.
                    dated June 29, 1998.